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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 20, 2006

                Date of Report (Date of earliest event reported)

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                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                   000-30229               04-3387074
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  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

                250 APOLLO DRIVE, CHELMSFORD, MASSACHUSETTS 01824
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 614-8100
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

      On January 20, 2006, the Board of Directors of Sonus Networks, Inc. elected Howard E. Janzen to its Board of Directors and appointed Mr. Janzen to serve on the Board's Audit Committee.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2006                  SONUS NETWORKS, INC.


                                        By:  /s/ Charles J. Gray
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                                             Charles J. Gray
                                             Corporate Secretary